Exhibit 5.1

August 11, 2014

Omega Healthcare Investors, Inc.
200 International Circle
Suite 3500
Hunt Valley, Maryland 21030

Re: Registration Statement on Form S-4 filed by Omega Healthcare Investors, Inc. (File No. 333-_______)

Ladies and Gentlemen:

We have served as special counsel to Omega Healthcare Investors, Inc., a Maryland corporation (the “Parent”), in connection with the Registration Statement on Form S-4 (the “Registration Statement”) filed by the Parent and by the subsidiary guarantors listed on Schedule I hereto (the “Guarantors”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offer by the Parent (the “Exchange Offer”) to exchange up to $400,000,000 in aggregate principal amount of the Parent’s registered 4.950% Senior Notes due 2024 (the “Exchange Notes”) for an equal aggregate principal amount of its existing 4.950% Senior Notes due 2024 issued and outstanding in the aggregate principal amount of $400,000,000 (the “Initial Notes”), under the indenture dated as of March 11, 2014 (the “Original Indenture”), among the Parent, the Guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain First Supplemental Indenture, dated as of June 27, 2014 (the Original Indenture, as so supplemented, being herein referred to as the “Indenture”). All capitalized terms which are defined in the Indenture shall have the same meanings when used herein, unless otherwise specified.

In connection herewith, we have examined:

(1)	the Registration Statement (including all exhibits thereto);

(2)	an executed copy of the Indenture, including the form of the guarantees of the Exchange Notes (each, a “Guarantee,” and collectively, the “Guarantees”) provided for therein;

(3)	executed copies of the Initial Notes;

(4)	the form of the Exchange Notes;

 Omega Healthcare Investors, Inc.
 August 11, 2014

(5)
the charter, certificate or articles of incorporation, formation or trust and bylaws, limited liability company agreement, limited partnership agreement or other organizational documents of the Parent and each of the Guarantors incorporated, formed or organized under the laws of the States of Arizona, California, Colorado, Delaware, Illinois and Maryland, (such Guarantors, as so identified on Schedule I hereto, being sometimes collectively referred to herein as the “Identified Guarantors”), as in effect on the date hereof and as certified by the applicable Secretary, Assistant Secretary or other appropriate representative of the Parent or the Identified Guarantors (the “Organizational Documents”);

(6)	a certificate of legal existence and good standing for the Parent and each of the Identified Guarantors as of the date indicated on Schedule III; and

(7)
certificates of the respective Secretaries, Assistant Secretaries or other appropriate representatives of the Parent and each of the Identified Guarantors, certifying as to resolutions relating to the transactions referred to herein and the incumbency of officers.

The documents referenced as items (1) through (4) above are collectively referred to as the “Transaction Documents.” The documents referenced as items (1) through (7) above are collectively referred to as the “Reviewed Documents.”

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other corporate, limited liability company, limited partnership or trust records, agreements and instruments of the Parent and of the Identified Guarantors, certificates of public officials and officers or other appropriate representatives of the Parent and the Identified Guarantors, and such other documents, records and instruments, and we have made such legal and factual inquiries, as we have deemed necessary or appropriate as a basis for us to render the opinions hereinafter expressed. In our examination of the Reviewed Documents and the foregoing, we have assumed the genuineness of all signatures, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies or by facsimile or other means of electronic transmission, or which we obtained from the Commission’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) or other sites maintained by a court or government authority or regulatory body, and the authenticity of the originals or such latter documents. If any document we examined in printed, word processed or similar form has been filed with the Commission on EDGAR or such court or governmental authority or regulatory body, we have assumed that the document so filed is identical to the document we examined except for formatting changes. When relevant facts were not independently established, we have relied without independent investigation as to matters of fact upon statements of governmental officials and upon representations made in or pursuant to certificates and statements of appropriate representatives of the Parent and the Identified Guarantors.

 Omega Healthcare Investors, Inc.
 August 11, 2014

In connection herewith, we have assumed that, other than with respect to the Parent and the Guarantors, all of the documents referred to in this opinion have been duly authorized by, have been duly executed and delivered by, and constitute the valid, binding and enforceable obligations of, all of the parties thereto, all of the signatories to such documents have been duly authorized by all such parties and all such parties are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

We have further assumed, with your permission, that (i) each of the Guarantors other than the Identified Guarantors (each, an “Other Guarantor,” and collectively, the “Other Guarantors”) has been duly organized and is validly existing in good standing under the laws of its state of organization, (ii) the execution and delivery by each such Other Guarantor of the Transaction Documents to which it is a party and the performance by it of its obligations thereunder are within its organizational power and have been duly authorized by all necessary action (corporate or other) on its part, (iii) each of the Transaction Documents to which any Other Guarantor is a party has been duly executed and delivered by each such Other Guarantor and (iv) the execution and delivery by each Other Guarantor of the Transaction Documents to which it is a party and the performance by it of its obligations thereunder do not result in any violation by it of the provisions of its organizational documents. We understand that you are receiving opinion letters, dated the date hereof, from the various law firms indicated on Schedule II hereto (the “Local Counsel Opinions”), as to the validity and binding nature of the Guarantees against the Other Guarantors under the laws of the Other Guarantors’ respective states of organization, and that such opinion letters are being filed as exhibits to the Registration Statement as indicated on Schedule II hereto. With your permission we have assumed the correctness of the conclusions set forth in the Local Counsel Opinions and express no opinion herein with regard thereto.

Based upon the foregoing and in reliance thereon, and subject to the assumptions, comments, qualifications, limitations and exceptions set forth herein, we are of the opinion that, when (i) the Registration Statement has become effective under the Act, (ii) the Indenture has become duly qualified under the Trust Indenture Act of 1939, as amended, and (iii) the Exchange Notes (in the form examined by us) have been duly executed by the Parent and authenticated and delivered by the Trustee and issued in exchange for the Initial Notes and the Guarantees (in the form examined by us) have been duly executed by the Guarantors, each in accordance with the provisions of the Indenture upon consummation of the Exchange Offer, and otherwise in accordance with the terms of the Registration Statement and the exhibits thereto:

(1)	the Exchange Notes will constitute valid and binding obligations of the Parent; and

(2)	each Guarantee will constitute a valid and binding obligation of the Guarantor that is a party thereto.

 Omega Healthcare Investors, Inc.
 August 11, 2014

In addition to the assumptions, comments, qualifications, limitations and exceptions set forth above, the opinions set forth herein is further limited by, subject to and based upon the following assumptions, comments, qualifications, limitations and exceptions:

(a)           Our opinions set forth herein reflect only the application of applicable Arizona, California, Colorado, Illinois, and New York State law (excluding the securities and blue sky laws of such states, as to which we express no opinion), and to the extent required by the foregoing opinions, the General Corporation Law of the State of Delaware (8 Delaware Code Chapter 1), the Delaware Limited Liability Company Act (6 Delaware Code Chapter 18), the Delaware Revised Uniform Limited Partnership Act (6 Delaware Code Chapter 17), and the Delaware Statutory Trust Act (12 Delaware Code Chapter 38), the Maryland General Corporation Law (Titles 1-3, Corporations and Associations, Maryland Code), the Maryland Limited Liability Company Act (Title 4A, Corporations and Associations, Maryland Code), the Maryland Uniform Revised Limited Partnership Act (Title 9A, Corporations and Associations, Maryland Code) and the Maryland Business Trust Act (Title 12, Corporations and Associations, Maryland Code) (the jurisdictions referred to in this sentence being sometimes collectively referred to herein as the “Opinion Jurisdictions”). The opinions set forth herein are made as of the date hereof and is subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same. The opinions expressed herein are based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement these opinions should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinion, we have not considered, and hereby disclaim any opinion as to, the application or impact of the laws of any jurisdiction other than the Opinion Jurisdictions, or in the case of Delaware and Maryland, any other laws of such states.

(b)           Our opinions contained herein may be limited by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting or relating to the rights and remedies of creditors generally including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination, (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c)           Our opinions are further subject to the effect of generally applicable rules of law arising from statutes, judicial and administrative decisions, and the rules and regulations of governmental authorities that: (i) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iii) limit the enforceability of provisions releasing, exculpating, or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct; (iv) may, where less than all of the contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange; and (v) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees.

 Omega Healthcare Investors, Inc.
 August 11, 2014

(d)           We express no opinion as to:

(i)           the enforceability of (A) any provision of the Indenture, the Exchange Notes or Guarantees (collectively, the “Operative Documents”) purporting or attempting to (1) confer exclusive jurisdiction and/or venue upon certain courts or otherwise waive the defenses of forum non conveniens or improper venue, (2) confer subject matter jurisdiction on a court not having independent grounds therefor, (3) modify or waive the requirements for effective service of process for any action that may be brought, (4) waive the right of the Parent, any Guarantor or any other person to a trial by jury, (5) provide that remedies are cumulative or that decisions by a party are conclusive, (6) modify or waive the rights to notice, legal defenses, statutes of limitations or other benefits that cannot be waived under applicable law or (7) provide for or grant a power of attorney, or (B) any provision of the Operative Documents relating to choice of law; or

(ii)           the enforceability of (A) any rights to indemnification or contribution provided for in the Operative Documents which are violative of public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) or the legality of such rights, (B) any provisions in the Operative Documents purporting to provide to the Trustee or any other person the right to receive costs and expenses beyond those reasonably incurred by it, or (C) provisions in the Operative Documents whose terms are left open for later resolution by the parties.

(e)           Enforceability of the Guarantees is further subject to the qualification that certain waivers, procedures, remedies, and other provisions of the Guarantees may be unenforceable under or limited by the laws of the Opinion Jurisdictions; however, such laws do not in our opinion, substantially prevent the practical realization of the benefits intended by the Guarantees, except that the application of principles of guaranty and suretyship to the acts or omissions of the holder of the Guarantees after execution and delivery of such Guarantees may prevent the practical realization of the benefits intended by the Guarantees through a release or discharge of one or more Guarantors.

(f)           We express no opinion as to whether a subsidiary may guarantee or otherwise be liable for indebtedness incurred by its parent except to the extent that such subsidiary may be determined to have benefited from the incurrence of the indebtedness by its parent or whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by its parent are, directly or indirectly, made available to such subsidiary for its corporate or other analogous purposes.

We do not render any opinions except as set forth above. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name under the caption “Legal Matters” in the prospectus filed as a part thereof. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

Very truly yours,

Schedule I

Schedule I

Guarantors

Subsidiary Guarantors	State or other jurisdiction of formation
Encanto Senior Care, LLC	Arizona
13922 Cerise Avenue, LLC	California
245 East Wilshire Avenue, LLC	California
3806 Clayton Road, LLC	California
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
2425 Teller Avenue, LLC	Colorado
Bayside Colorado Healthcare Associates, Inc.	Colorado
OHI (Connecticut), Inc.	Connecticut
Bayside Street II, Inc.	Delaware
Carnegie Gardens LLC	Delaware
CFG 2115 Woodstock Place LLC	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village	Delaware
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
CSE Indianapolis-Continental LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Desert Lane LLC	Delaware
Greenbough, LLC	Delaware
LAD I Real Estate Company, LLC	Delaware
North Las Vegas LLC	Delaware
NRS Ventures, L.L.C.	Delaware
OHI Asset (AR) Ash Flat, LLC	Delaware
OHI Asset (AR) Camden, LLC	Delaware
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Mena, LLC	Delaware
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AR) Walnut Ridge, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (ID) Holly, LLC	Delaware
OHI Asset (ID) Midland, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware
OHI Asset (NC) Wadesboro, LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Portland, LLC	Delaware
OHI Asset (PA), LLC	Delaware
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville Laurens, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware
OHI Asset (SC) Pickens East Cedar, LLC	Delaware
OHI Asset (SC) Pickens Rosemond, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Memphis, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset (UT) Ogden, LLC	Delaware
OHI Asset (UT) Provo, LLC	Delaware
OHI Asset (UT) Roy, LLC	Delaware
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (WA) Battle Ground, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE – E, LLC	Delaware
OHI Asset CSE – U, LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset RO PMM Services, LLC	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Mezz Lender, LLC	Delaware
Panama City Nursing Center LLC	Delaware

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
Skyler Maitland LLC	Delaware
Suwanee, LLC	Delaware
Florida Real Estate Company, LLC	Florida
Pensacola Real Estate Holdings I, Inc.	Florida
Pensacola Real Estate Holdings II, Inc.	Florida
Pensacola Real Estate Holdings III, Inc.	Florida
Pensacola Real Estate Holdings IV, Inc.	Florida
Pensacola Real Estate Holdings V, Inc.	Florida
Skyler Pensacola, Inc.	Florida
OHI (Illinois), Inc.	Illinois
OHI (Indiana), Inc.	Indiana
OHI (Iowa), Inc.	Iowa
Sterling Acquisition Corp.	Kentucky
48 High Point Road, LLC	Maryland
Arizona Lessor - Infinia, Inc.	Maryland
Bayside Street, Inc.	Maryland
Colorado Lessor - Conifer, Inc.	Maryland
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Florida Lessor – Meadowview, Inc.	Maryland
Georgia Lessor - Bonterra/Parkview, Inc.	Maryland
Indiana Lessor – Wellington Manor, Inc.	Maryland
OHI Asset (PA) Trust	Maryland
OHI Asset II (PA) Trust	Maryland
OHI Asset III (PA) Trust	Maryland
OHI Asset IV (PA) Silver Lake Trust	Maryland
OHI Tennessee, Inc.	Maryland
Omega TRS I, Inc.	Maryland
Texas Lessor – Stonegate GP, Inc.	Maryland
Texas Lessor – Stonegate, Limited, Inc.	Maryland
Texas Lessor – Stonegate, LP	Maryland
Washington Lessor – Silverdale, Inc.	Maryland
OHIMA, Inc.	Massachusetts
1200 Ely Street Holdings Co. LLC	Michigan
42235 County Road Holdings Co. LLC	Michigan
Dixie White House Nursing Home, Inc.	Mississippi
Ocean Springs Nursing Home, Inc.	Mississippi
Skyler Boyington, Inc.	Mississippi
Skyler Florida, Inc.	Mississippi
Canton Health Care Land, Inc.	Ohio
Colonial Gardens, LLC	Ohio
Dixon Health Care Center, Inc.	Ohio
Hutton I Land, Inc.	Ohio
Hutton II Land, Inc.	Ohio
Hutton III Land, Inc.	Ohio
Leatherman 90-1, Inc.	Ohio
Leatherman Partnership 89-1, Inc.	Ohio
Leatherman Partnership 89-2, Inc.	Ohio
Meridian Arms Land, Inc.	Ohio

Schedule I

Subsidiary Guarantors	State or other jurisdiction of formation
Orange Village Care Center, Inc.	Ohio
St. Mary’s Properties, Inc.	Ohio
The Suburban Pavilion, Inc.	Ohio
Wilcare, LLC	Ohio
Pavillion North Partners, Inc.	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, Inc.	Pennsylvania

Schedule II

Schedule II

Local Counsel

Law Firm	State	Exhibit
Robinson & Cole LLP	Connecticut	Exhibit 5.2

Akerman LLP	Florida	Exhibit 5.3

Ice Miller LLP	Indiana	Exhibit 5.4

Baudino Law Group, PLC	Iowa	Exhibit 5.5

Wyatt, Tarrant & Combs, LLP	Kentucky	Exhibit 5.6

Partridge, Snow & Hahn LLP	Massachusetts	Exhibit 5.7

Miller, Johnson, Snell & Cummiskey, P.L.C.	Michigan	Exhibit 5.8

Dinsmore & Shohl LLP	Ohio	Exhibit 5.9

Montgomery, McCracken, Walker & Rhoads, LLP	Pennsylvania	Exhibit 5.10

Butler Snow, LLP	Mississippi	Exhibit 5.11

Schedule III

Schedule III

LIST OF GOOD STANDING CERTIFICATES
(Omega Healthcare Investors, Inc. and each Identified Guarantor)

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
Encanto Senior Care, LLC	Arizona	June 13, 2014
13922 Cerise Avenue, LLC	California	June 16, 2014
245 East Wilshire Avenue, LLC	California	June 16, 2014
3806 Clayton Road, LLC	California	June 16, 2014
523 Hayes Lane, LLC	California	June 16, 2014
637 East Romie Lane, LLC	California	June 16, 2014
2425 Teller Avenue, LLC	Colorado	June 13, 2014
Bayside Colorado Healthcare Associates, Inc.	Colorado	June 13, 2014
Bayside Street II, Inc.	Delaware	June 18, 2014
Carnegie Gardens LLC	Delaware	June 18, 2014
CFG 2115 Woodstock Place LLC	Delaware	June 18, 2014
CSE Albany LLC	Delaware	June 18, 2014
CSE Amarillo LLC	Delaware	June 18, 2014
CSE Arden L.P.	Delaware	June 18, 2014
CSE Augusta LLC	Delaware	June 18, 2014
CSE Bedford LLC	Delaware	June 18, 2014
CSE Blountville LLC	Delaware	June 18, 2014
CSE Bolivar LLC	Delaware	June 18, 2014
CSE Cambridge LLC	Delaware	June 18, 2014
CSE Cambridge Realty LLC	Delaware	June 18, 2014
CSE Camden LLC	Delaware	June 18, 2014
CSE Canton LLC	Delaware	June 18, 2014
CSE Casablanca Holdings II LLC	Delaware	June 18, 2014
CSE Casablanca Holdings LLC	Delaware	June 18, 2014
CSE Cedar Rapids LLC	Delaware	June 18, 2014
CSE Centennial Village	Delaware	June 18, 2014
CSE Chelmsford LLC	Delaware	June 18, 2014
CSE Chesterton LLC	Delaware	June 18, 2014
CSE Claremont LLC	Delaware	June 18, 2014
CSE Corpus North LLC	Delaware	June 18, 2014
CSE Denver Iliff LLC	Delaware	June 18, 2014
CSE Denver LLC	Delaware	June 18, 2014
CSE Douglas LLC	Delaware	June 18, 2014
CSE Elkton LLC	Delaware	June 18, 2014
CSE Elkton Realty LLC	Delaware	June 18, 2014
CSE Fairhaven LLC	Delaware	June 18, 2014
CSE Fort Wayne LLC	Delaware	June 18, 2014
CSE Frankston LLC	Delaware	June 18, 2014
CSE Georgetown LLC	Delaware	June 18, 2014

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
CSE Green Bay LLC	Delaware	June 18, 2014
CSE Hilliard LLC	Delaware	June 18, 2014
CSE Huntingdon LLC	Delaware	June 18, 2014
CSE Huntsville LLC	Delaware	June 18, 2014
CSE Indianapolis-Continental LLC	Delaware	June 18, 2014
CSE Indianapolis-Greenbriar LLC	Delaware	June 18, 2014
CSE Jacinto City LLC	Delaware	June 18, 2014
CSE Jefferson City LLC	Delaware	June 18, 2014
CSE Jeffersonville-Hillcrest Center LLC	Delaware	June 18, 2014
CSE Jeffersonville-Jennings House LLC	Delaware	June 18, 2014
CSE Kerrville LLC	Delaware	June 18, 2014
CSE King L.P.	Delaware	June 18, 2014
CSE Kingsport LLC	Delaware	June 18, 2014
CSE Knightdale L.P.	Delaware	June 18, 2014
CSE Lake City LLC	Delaware	June 18, 2014
CSE Lake Worth LLC	Delaware	June 18, 2014
CSE Lakewood LLC	Delaware	June 18, 2014
CSE Las Vegas LLC	Delaware	June 18, 2014
CSE Lawrenceburg LLC	Delaware	June 18, 2014
CSE Lenoir L.P.	Delaware	June 18, 2014
CSE Lexington Park LLC	Delaware	June 18, 2014
CSE Lexington Park Realty LLC	Delaware	June 18, 2014
CSE Ligonier LLC	Delaware	June 18, 2014
CSE Live Oak LLC	Delaware	June 18, 2014
CSE Lowell LLC	Delaware	June 18, 2014
CSE Marianna Holdings LLC	Delaware	June 18, 2014
CSE Memphis LLC	Delaware	June 18, 2014
CSE Mobile LLC	Delaware	June 18, 2014
CSE Moore LLC	Delaware	June 18, 2014
CSE North Carolina Holdings I LLC	Delaware	June 18, 2014
CSE North Carolina Holdings II LLC	Delaware	June 18, 2014
CSE Omro LLC	Delaware	June 18, 2014
CSE Orange Park LLC	Delaware	June 18, 2014
CSE Orlando-Pinar Terrace Manor LLC	Delaware	June 18, 2014
CSE Orlando-Terra Vista Rehab LLC	Delaware	June 18, 2014
CSE Pennsylvania Holdings	Delaware	June 18, 2014
CSE Piggott LLC	Delaware	June 18, 2014
CSE Pilot Point LLC	Delaware	June 18, 2014
CSE Pine View LLC	Delaware	June 18, 2014
CSE Ponca City LLC	Delaware	June 18, 2014
CSE Port St. Lucie LLC	Delaware	June 18, 2014
CSE Richmond LLC	Delaware	June 18, 2014
CSE Ripley LLC	Delaware	June 18, 2014
CSE Ripon LLC	Delaware	June 18, 2014
CSE Safford LLC	Delaware	June 18, 2014

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
CSE Salina LLC	Delaware	June 18, 2014
CSE Seminole LLC	Delaware	June 18, 2014
CSE Shawnee LLC	Delaware	June 18, 2014
CSE Spring Branch LLC	Delaware	June 18, 2014
CSE Stillwater LLC	Delaware	June 18, 2014
CSE Taylorsville LLC	Delaware	June 18, 2014
CSE Texarkana LLC	Delaware	June 18, 2014
CSE Texas City LLC	Delaware	June 18, 2014
CSE The Village LLC	Delaware	June 18, 2014
CSE Upland LLC	Delaware	June 18, 2014
CSE Walnut Cove L.P.	Delaware	June 18, 2014
CSE West Point LLC	Delaware	June 18, 2014
CSE Whitehouse LLC	Delaware	June 18, 2014
CSE Williamsport LLC	Delaware	June 18, 2014
CSE Winter Haven LLC	Delaware	June 18, 2014
CSE Woodfin L.P.	Delaware	June 18, 2014
CSE Yorktown LLC	Delaware	June 18, 2014
Desert Lane LLC	Delaware	June 18, 2014
Greenbough, LLC	Delaware	June 18, 2014
LAD I Real Estate Company, LLC	Delaware	June 18, 2014
North Las Vegas LLC	Delaware	June 18, 2014
NRS Ventures, L.L.C.	Delaware	June 18, 2014
OHI Asset (AR) Ash Flat, LLC	Delaware	June 18, 2014
OHI Asset (AR) Camden, LLC	Delaware	June 18, 2014
OHI Asset (AR) Conway, LLC	Delaware	June 18, 2014
OHI Asset (AR) Des Arc, LLC	Delaware	June 18, 2014
OHI Asset (AR) Hot Springs, LLC	Delaware	June 18, 2014
OHI Asset (AR) Malvern, LLC	Delaware	June 18, 2014
OHI Asset (AR) Mena, LLC	Delaware	June 18, 2014
OHI Asset (AR) Pocahontas, LLC	Delaware	June 18, 2014
OHI Asset (AR) Sheridan, LLC	Delaware	June 18, 2014
OHI Asset (AR) Walnut Ridge, LLC	Delaware	June 18, 2014
OHI Asset (AZ) Austin House, LLC	Delaware	June 18, 2014
OHI Asset (CA), LLC	Delaware	June 18, 2014
OHI Asset (CO), LLC	Delaware	June 18, 2014
OHI Asset (CT) Lender, LLC	Delaware	June 18, 2014
OHI Asset (FL) Lake Placid, LLC	Delaware	June 18, 2014
OHI Asset (FL) Lender, LLC	Delaware	June 18, 2014
OHI Asset (FL), LLC	Delaware	June 18, 2014
OHI Asset (GA) Macon, LLC	Delaware	June 18, 2014
OHI Asset (GA) Moultrie, LLC	Delaware	June 18, 2014
OHI Asset (GA) Snellville, LLC	Delaware	June 18, 2014
OHI Asset (ID) Holly, LLC	Delaware	June 18, 2014
OHI Asset (ID) Midland, LLC	Delaware	June 18, 2014
OHI Asset (ID), LLC	Delaware	June 18, 2014

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
OHI Asset (IL), LLC	Delaware	June 18, 2014
OHI Asset (IN) American Village, LLC	Delaware	June 18, 2014
OHI Asset (IN) Anderson, LLC	Delaware	June 18, 2014
OHI Asset (IN) Beech Grove, LLC	Delaware	June 18, 2014
OHI Asset (IN) Clarksville, LLC	Delaware	June 18, 2014
OHI Asset (IN) Clinton, LLC	Delaware	June 18, 2014
OHI Asset (IN) Connersville, LLC	Delaware	June 18, 2014
OHI Asset (IN) Crown Point, LLC	Delaware	June 18, 2014
OHI Asset (IN) Eagle Valley, LLC	Delaware	June 18, 2014
OHI Asset (IN) Elkhart, LLC	Delaware	June 18, 2014
OHI Asset (IN) Forest Creek, LLC	Delaware	June 18, 2014
OHI Asset (IN) Fort Wayne, LLC	Delaware	June 18, 2014
OHI Asset (IN) Franklin, LLC	Delaware	June 18, 2014
OHI Asset (IN) Greensburg, LLC	Delaware	June 18, 2014
OHI Asset (IN) Indianapolis, LLC	Delaware	June 18, 2014
OHI Asset (IN) Jasper, LLC	Delaware	June 18, 2014
OHI Asset (IN) Kokomo, LLC	Delaware	June 18, 2014
OHI Asset (IN) Lafayette, LLC	Delaware	June 18, 2014
OHI Asset (IN) Madison, LLC	Delaware	June 18, 2014
OHI Asset (IN) Monticello, LLC	Delaware	June 18, 2014
OHI Asset (IN) Noblesville, LLC	Delaware	June 18, 2014
OHI Asset (IN) Rosewalk, LLC	Delaware	June 18, 2014
OHI Asset (IN) Salem, LLC	Delaware	June 18, 2014
OHI Asset (IN) Seymour, LLC	Delaware	June 18, 2014
OHI Asset (IN) Spring Mill, LLC	Delaware	June 18, 2014
OHI Asset (IN) Terre Haute, LLC	Delaware	June 18, 2014
OHI Asset (IN) Wabash, LLC	Delaware	June 18, 2014
OHI Asset (IN) Westfield, LLC	Delaware	June 18, 2014
OHI Asset (IN) Zionsville, LLC	Delaware	June 18, 2014
OHI Asset (LA), LLC	Delaware	June 18, 2014
OHI Asset (MD), LLC	Delaware	June 18, 2014
OHI Asset (MI) Heather Hills, LLC	Delaware	June 18, 2014
OHI Asset (MI), LLC	Delaware	June 18, 2014
OHI Asset (MO), LLC	Delaware	June 18, 2014
OHI Asset (MS) Byhalia, LLC	Delaware	June 18, 2014
OHI Asset (MS) Cleveland, LLC	Delaware	June 18, 2014
OHI Asset (MS) Clinton, LLC	Delaware	June 18, 2014
OHI Asset (MS) Columbia, LLC	Delaware	June 18, 2014
OHI Asset (MS) Corinth, LLC	Delaware	June 18, 2014
OHI Asset (MS) Greenwood, LLC	Delaware	June 18, 2014
OHI Asset (MS) Grenada, LLC	Delaware	June 18, 2014
OHI Asset (MS) Holly Springs, LLC	Delaware	June 18, 2014
OHI Asset (MS) Indianola, LLC	Delaware	June 18, 2014
OHI Asset (MS) Natchez, LLC	Delaware	June 18, 2014
OHI Asset (MS) Picayune, LLC	Delaware	June 18, 2014

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
OHI Asset (MS) Vicksburg, LLC	Delaware	June 18, 2014
OHI Asset (MS) Yazoo City, LLC	Delaware	June 18, 2014
OHI Asset (NC) Wadesboro, LLC	Delaware	June 18, 2014
OHI Asset (OH) Lender, LLC	Delaware	June 18, 2014
OHI Asset (OH), LLC	Delaware	June 18, 2014
OHI Asset (OR) Portland, LLC	Delaware	June 18, 2014
OHI Asset (PA), LLC	Delaware	June 18, 2014
OHI Asset (SC) Aiken, LLC	Delaware	June 18, 2014
OHI Asset (SC) Anderson, LLC	Delaware	June 18, 2014
OHI Asset (SC) Easley Anne, LLC	Delaware	June 18, 2014
OHI Asset (SC) Easley Crestview, LLC	Delaware	June 18, 2014
OHI Asset (SC) Edgefield, LLC	Delaware	June 18, 2014
OHI Asset (SC) Greenville, LLC	Delaware	June 18, 2014
OHI Asset (SC) Greenville Griffith, LLC	Delaware	June 18, 2014
OHI Asset (SC) Greenville Laurens, LLC	Delaware	June 18, 2014
OHI Asset (SC) Greenville North, LLC	Delaware	June 18, 2014
OHI Asset (SC) Greer, LLC	Delaware	June 18, 2014
OHI Asset (SC) Marietta, LLC	Delaware	June 18, 2014
OHI Asset (SC) McCormick, LLC	Delaware	June 18, 2014
OHI Asset (SC) Orangeburg, LLC	Delaware	June 18, 2014
OHI Asset (SC) Pickens East Cedar, LLC	Delaware	June 18, 2014
OHI Asset (SC) Pickens Rosemond, LLC	Delaware	June 18, 2014
OHI Asset (SC) Piedmont, LLC	Delaware	June 18, 2014
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware	June 18, 2014
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware	June 18, 2014
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware	June 18, 2014
OHI Asset (TN) Bartlett, LLC	Delaware	June 18, 2014
OHI Asset (TN) Collierville, LLC	Delaware	June 18, 2014
OHI Asset (TN) Memphis, LLC	Delaware	June 18, 2014
OHI Asset (TX) Anderson, LLC	Delaware	June 18, 2014
OHI Asset (TX) Bryan, LLC	Delaware	June 18, 2014
OHI Asset (TX) Burleson, LLC	Delaware	June 18, 2014
OHI Asset (TX) College Station, LLC	Delaware	June 18, 2014
OHI Asset (TX) Comfort, LLC	Delaware	June 18, 2014
OHI Asset (TX) Diboll, LLC	Delaware	June 18, 2014
OHI Asset (TX) Granbury, LLC	Delaware	June 18, 2014
OHI Asset (TX) Hondo, LLC	Delaware	June 18, 2014
OHI Asset (TX) Italy, LLC	Delaware	June 18, 2014
OHI Asset (TX) Winnsboro, LLC	Delaware	June 18, 2014
OHI Asset (TX), LLC	Delaware	June 18, 2014
OHI Asset (UT) Ogden, LLC	Delaware	June 18, 2014
OHI Asset (UT) Provo, LLC	Delaware	June 18, 2014
OHI Asset (UT) Roy, LLC	Delaware	June 18, 2014
OHI Asset (VA) Charlottesville, LLC	Delaware	June 18, 2014
OHI Asset (VA) Farmville, LLC	Delaware	June 18, 2014

Schedule III

Entity Name	State or other jurisdiction of formation	Issuance Date of Good Standing Certificate
OHI Asset (VA) Hillsville, LLC	Delaware	June 18, 2014
OHI Asset (VA) Rocky Mount, LLC	Delaware	June 18, 2014
OHI Asset (WA) Battle Ground, LLC	Delaware	June 18, 2014
OHI Asset (WV) Danville, LLC	Delaware	June 18, 2014
OHI Asset (WV) Ivydale, LLC	Delaware	June 18, 2014
OHI Asset CSB LLC	Delaware	June 18, 2014
OHI Asset CSE – E, LLC	Delaware	June 18, 2014
OHI Asset CSE – U, LLC	Delaware	June 18, 2014
OHI Asset HUD CFG, LLC	Delaware	June 18, 2014
OHI Asset HUD Delta, LLC	Delaware	June 18, 2014
OHI Asset HUD SF CA, LLC	Delaware	June 18, 2014
OHI Asset HUD SF, LLC	Delaware	June 18, 2014
OHI Asset HUD WO, LLC	Delaware	June 18, 2014
OHI Asset II (CA), LLC	Delaware	June 18, 2014
OHI Asset II (FL), LLC	Delaware	June 18, 2014
OHI Asset RO PMM Services, LLC	Delaware	June 18, 2014
OHI Asset RO, LLC	Delaware	June 18, 2014
OHI Asset, LLC	Delaware	June 18, 2014
OHI Mezz Lender, LLC	Delaware	June 25, 2014
Panama City Nursing Center LLC	Delaware	June 18, 2014
Skyler Maitland LLC	Delaware	June 18, 2014
Suwanee, LLC	Delaware	June 18, 2014
OHI (Illinois), Inc.	Illinois	June 13, 2014
Omega Healthcare Investors, Inc.	Maryland	July 29, 2014
48 High Point Road, LLC	Maryland	June 18, 2014
Arizona Lessor - Infinia, Inc.	Maryland	June 19, 2014
Bayside Street, Inc.	Maryland	June 18, 2014
Colorado Lessor - Conifer, Inc.	Maryland	June 19, 2014
Delta Investors I, LLC	Maryland	June 19, 2014
Delta Investors II, LLC	Maryland	June 19, 2014
Florida Lessor – Meadowview, Inc.	Maryland	June 18, 2014
Georgia Lessor - Bonterra/Parkview, Inc.	Maryland	June 18, 2014
Indiana Lessor – Wellington Manor, Inc.	Maryland	June 18, 2014
OHI Asset (PA) Trust	Maryland	June 18, 2014
OHI Asset II (PA) Trust	Maryland	June 18, 2014
OHI Asset III (PA) Trust	Maryland	June 18, 2014
OHI Asset IV (PA) Silver Lake Trust	Maryland	June 18, 2014
OHI Tennessee, Inc.	Maryland	June 18, 2014
Omega TRS I, Inc.	Maryland	June 18, 2014
Texas Lessor – Stonegate GP, Inc.	Maryland	June 18, 2014
Texas Lessor – Stonegate, Limited, Inc.	Maryland	June 18, 2014
Texas Lessor – Stonegate, LP	Maryland	June 19, 2014
Washington Lessor – Silverdale, Inc.	Maryland	June 18, 2014